As of July 31, 2011, the following persons or entities now own more than 25% of a funds voting security.

Person/Entity

ULTRABULL PROFUND
TRUST COMPANY OF AMERICA	40.15%

ULTRASHORT NASDAQ-100 PROFUND
CHARLES SCHWAB AND CO INC	25.89%

EUROPE 30 PROFUND
TRUST COMPANY OF AMERICA	43.38%

ULTRAMID-CAP PROFUND
NATIONAL FINANCIAL SERVICES LLC	41.81%

NASDAQ-100 PROFUNMD
NATIONAL FINANCIAL SERVICES LLC	41.63%

REAL ESTATE ULTRASECTOR PROFUND
CHARLES SCHWAB AND CO INC	34.45%

BASIC MATERIALS ULTRASECTOR PROFUND
CHARLES SCHWAB AND CO INC	30.48%

BANKS ULTRASECTOR PROFUND
NATIONAL FINANCIAL SERVICES LLC	30.37%

OIL & GAS ULTRASECTOR PROFUND
CHARLES SCHWAB AND CO INC	34.85%

FINANCIALS ULTRASECTOR PROFUND
PERSHING LLC			33.50%

INTERNET ULTRASECTOR PROFUND
NATIONAL FINANCIAL SERVICES LLC	29.42%

PHARMACEUTICALS ULTRASECTOR PROFUND
CHARLES SCHWAB AND CO INC	57.91%

TECHNOLOGY ULTRASECTOR PROFUND
VANGUARD BROKERAGE SERVICES	25.93%

SEMICONDUCTOR ULTRASECTOR PROFUND
CHARLES SCHWAB AND CO INC	35.66%

MOBILE TELECOMMUNICATIONS ULTRASECTOR PROFUND
NATIONAL FINANCIAL SERVICES LLC	44.78%

SHORT SMALL-CAP PROFUND
CHARLES SCHWAB AND CO INC	28.51%

SMALL CAP VALUE PROFUND
TRUST COMPANY OF AMERICA	31.43%

MID CAP PROFUND
CHARLES SCHWAB AND CO INC	35.79%

ULTRA SHORT CHINA PROFUND
NATIONAL FINANCIAL SERVICES LLC	36.86%

US GOV'T PLUS PROFUND
TRUST COMPANY OF AMERICA	63.03%

RISING RATES OPPORTUNITY PROFUND
NATIONAL FINANCIAL SERVICES LLC	25.63%

ULTRADOW 30 PROFUND
TD AMERITRADE INC 		31.50%

LARGE-CAP GROWTH PROFUND
PERSHING LLC			32.50%

ULTRASHORT DOW 30 PROFUND
NATIONAL FINANCIAL SERVICES LLC	34.39%

ULTRASHORT MID-CAP PROFUND
PERSHING LLC			57.69%

RISING U.S. DOLLAR PROFUND
MITRA CO FBO NG			31.96%

SHORT OIL & GAS PROFUND
CHARLES SCHWAB AND CO INC	37.37%

ULTRASHORT JAPAN PROFUND
NATIONAL FINANCIAL SERVICES LLC	28.58%

ULTRA INTERNATIONAL PROFUND
PERSHING LLC			59.65%

ULTRAEMERGING MARKETS PROFUND
CHARLES SCHWAB AND CO INC	25.11%

ULTRASHORT LATIN AMERICA PROFUND
CHARLES SCHWAB AND CO INC	40.02%



As of July 31, 2011, the following
persons or entities no longer own
more than 25% of a funds voting security.


BULL PROFUND
NATIONAL FINANCIAL SERVICES LLC	15.14%

ULTRABULL PROFUND
CHARLES SCHWAB AND CO INC	10.38%

EUROPE 30 PROFUND
PERSHING LLC			 2.40%

INDUSTRIALS ULTRASECTOR PROFUND
TD AMERITRADE INC 		 5.46%

OIL & GAS ULTRASECTOR PROFUND
NATIONAL FINANCIAL SERVICES LLC	22.65%

FINANCIALS ULTRASECTOR PROFUND
NATIONAL FINANCIAL SERVICES LLC	12.16%

CONSUMER GOODS ULTRASECTOR PROFUND
NATIONAL FINANCIAL SERVICES LLC	12.36%

PHARMACEUTICALS	ULTRASECTOR PROFUND
NATIONAL FINANCIAL SERVICES LLC	 8.72%

MOBILE TELECOMMUNICATIONS ULTRASECTOR PROFUND
CHARLES SCHWAB AND CO INC	 9.40%

SHORT SMALL-CAP PROFUND
TRUST COMPANY OF AMERICA	 0.00%

SMALL-CAP PROFUND
TRUST COMPANY OF AMERICA	 0.00%

SMALL-CAP GROWTH PROFUND
NATIONAL FINANCIAL SERVICES LLC	13.49%

SMALL-CAP GROWTH PROFUND
TD AMERITRADE INC 		12.92%

SMALL-CAP VALUE PROFUND
NATIONAL FINANCIAL SERVICES LLC	 8.13%

MID-CAP PROFUND
LPL FINANCIAL			 0.16%

ULTRASHORT CHINA PROFUND
CHARLES SCHWAB AND CO INC	21.70%

SHORT NASDAQ-100 PROFUND
NATIONAL FINANCIAL SERVICES LLC	20.87%

ULTRADOW 30 PROFUND
TRUST COMPANY OF AMERICA	 0.04%

LARGE-CAP GROWTH PROFUND
NATIONAL FINANCIAL SERVICES LLC	15.38%

ULTRASHORT MID-CAP PROFUND
CHARLES SCHWAB AND CO INC	 4.65%

RISING RATES 10 OPPORTUNITIES PROFUND
TRUST COMPANY OF AMERICA	12.97%

RISING U.S. DOLLAR PROFUND
NATIONAL FINANCIAL SERVICES LLC	8.94%

FALLING U.S. DOLLAR PROFUND
NATIONAL FINANCIAL SERVICES LLC	20.14%

SHORT OIL & GAS	PROFUND
NATIONAL FINANCIAL SERVICES LLC	22.10%

SHORT REAL ESTATE PROFUND
NATIONAL FINANCIAL SERVICES LLC	24.29%

ULTRASHORT Japan PROFUND
CHARLES SCHWAB AND CO INC	24.08%

ULTRA INTERNATIONAL PROFUND
NATIONAL FINANCIAL SERVICES LLC	14.77%